UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 9, 2007 (May 7, 2007)

SHENGDATECH, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-31937	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Youth Pioneer Park Tai’an Economic and Technological Development Zone Tai’an City, Shandong Province 271000 People’s Republic of China
(Address of principal executive offices)

(86-538) 856-0618
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02. Results of Operations and Financial Condition.

On May 7, 2007, ShengdaTech, Inc. (the “Company”) held its 2007 first quarter earnings conference call. A copy of the transcript of the conference call is attached as Exhibit 99.1 this report on Form 8-K.

The information contained in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in or exhibits to this Form 8-K shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 8.01. Other Events

On May 9, 2007, the Company issued a press release announcing that the NASDAQ Stock Market had approved the listing of its common stock on the NASDAQ Capital Market. The Company expects the trading will commence on NASDAQ on May 24, 2007 and the stock trading symbol will be “SDTH.”

A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1	Copy of the Earnings Conference Call Transcript, dated May 7, 2007
99.2	Press Release of ShendaTech, Inc., dated May 9, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated May 9, 2007

ShengdaTech, Inc.

By:	/s/ Xiangzhi Chen
Xiangzhi Chen,
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Copy of the Earnings Conference Call Transcript of ShengdaTech, Inc., dated May 7, 2007

99.2	Press Release of ShendaTech, Inc., dated May 9, 2007